                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CAERE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                CAERE CORPORATION
                                100 COOPER COURT
                           LOS GATOS, CALIFORNIA 95032









                                                                   April 7, 1999

Dear Stockholder:

   On behalf of Caere Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at 9:00 a.m. on Tuesday, May 11, 1999, at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California. At the meeting, stockholders will be asked to elect two persons to the Company's Board of Directors to serve for a three-year term expiring on the date of the Company's 2002 Annual Meeting of Stockholders, to approve the 2000 Employee Stock Purchase Plan and the 2000 Stock Option Plan, and to ratify the selection of KPMG LLP as the Company's independent auditors for 1999. The accompanying Notice and Proxy Statement describes these proposals. We urge you to read this information carefully.

   The Company's Board of Directors believes that a favorable vote on each of the matters to be considered at the meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy card promptly.

   The directors and officers of the Company hope that as many stockholders as possible will be present at the meeting. Because the vote of each stockholder is important, we ask that you sign, date, and return the enclosed proxy card in the envelope provided, whether or not you now plan to attend the meeting. This will not limit your right to change your vote at the meeting or to attend the meeting.

   We appreciate your cooperation and interest in the Company. To assist us in preparation for the meeting, please return your proxy card at your earliest convenience.

                                    Sincerely yours,



                                    ROBERT G. TERESI
                                    Chairman of the Board,
                                    Chief Executive Officer, and President

                                CAERE CORPORATION
                                100 COOPER COURT
                           LOS GATOS, CALIFORNIA 95032

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 1999

                                ----------------


To the Stockholders of Caere Corporation:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Caere Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, May 11, 1999, at 9:00 a.m., local time, at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California, for the following purposes:

      1. To elect two directors of the Company to hold office until the Company's 2002 Annual Meeting of Stockholders and until their successors are elected and qualified;

      2.  To approve the 2000 Employee Stock Purchase Plan;

      3.  To approve the 2000 Stock Option Plan;

      4. To ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

      5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   The Board of Directors of the Company has fixed the close of business on March 11, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

                                      By Order of the Board of Directors



                                      BLANCHE M. SUTTER, Secretary

Los Gatos, California
April 7, 1999

--------------------------------------------------------------------------------

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE-PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

--------------------------------------------------------------------------------

                                CAERE CORPORATION
                                100 COOPER COURT
                           LOS GATOS, CALIFORNIA 95032

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

   The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Caere Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 11, 1999, at 9:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California.

SOLICITATION

   The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional information furnished to stockholders. The Company has engaged the firm of D. F. King & Co., Inc. to assist the Company in the distribution and solicitation of proxies and has agreed to pay D. F. King & Co., Inc. a fee of $6,000 plus expenses for its services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of the Company's common stock (the "Common Stock") beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other employees of the Company and by D. F. King & Co., Inc. No additional compensation will be paid to directors, officers, or other employees for such services.

   The Company intends to mail this proxy statement and accompanying proxy on or about April 7, 1999, to all stockholders entitled to vote at the Annual Meeting.

VOTING RIGHTS AND OUTSTANDING SHARES

   Only holders of record of Common Stock at the close of business on March 11, 1999, will be entitled to notice of and to vote at the Annual Meeting. At the close of business on March 11, 1999, the Company had outstanding and entitled to vote 12,156,877 shares of Common Stock. Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

   All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

   Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 100 Cooper Court, Los Gatos, California 95032, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

   The Company's Certificate of Incorporation, as amended, and Amended Bylaws provide that the Board of Directors shall be divided into three classes having staggered terms of three years each, with each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors or by the affirmative vote of the holders of a majority of the Company's outstanding capital stock. A director elected to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

   The Company's Amended Bylaws presently authorize a Board of Directors composed of five directors. Thus, the Board is presently divided into three classes, two of which have two directors and one of which has one director. The class whose term of office expires at the Annual Meeting consists of two directors. One of the purposes of the Annual Meeting is the election of two directors to this class, to serve until the 2002 Annual Meeting of Stockholders and until their successors are elected and have qualified, or until their earlier death, resignation, or removal. The nominees for election to this class are currently directors of the Company, Mr. Frankenberg having been elected by the stockholders and Ms. Atkins having been elected by the Board.

   Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. The individuals nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

   Set forth below is biographical information for the individuals nominated and for each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING

ROBERT J. FRANKENBERG

   Mr. Frankenberg, age 51, has been a director of the Company since December 1996. Since May 1997, Mr. Frankenberg has been President and Chief Executive Officer of Encanto Networks, Inc., a developer of hardware and software designed to enable creation of businesses on the Internet. From April 1994 to August 1996, he was Chairman, President, and Chief Executive Officer of Novell, Inc., a producer of network software. From April 1991 to April 1994, he was Vice President and General Manager of the Personal Information Products Group at Hewlett Packard Company, a leading manufacturer of computing, communications and measurement products and services. He is also a director of Electroglas, Inc., Wall Data, Inc., Daw Technologies, Inc., and Secure Computing Corporation.

BETSY S. ATKINS

   Ms. Atkins, age 42, has served as a director of the Company since May 1998. Ms. Atkins has been retired since 1993. From January 1990 to December 1993, Ms. Atkins was President and Chief Executive Officer of Nellson Candies, Inc., a manufacturer of all-natural candies and snacks. Ms. Atkins also serves as Chairperson of the Board of Directors of Amplitude Software Corp. and as a member of the Board of Directors of Secure Computing Corporation and Ascend Communications, Inc.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ABOVE NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

JAMES K. DUTTON

   Mr. Dutton, age 65, has been a director of the Company since 1979. He is currently an independent consultant and private investor. From December 1979 to May 1985, he served as the Company's President and Chief Executive Officer. From March 1991 to May 1993, Mr. Dutton was a consultant to, and President of, Andor America Corporation, a distributor of high-end mainframe computer equipment and related software. He was a director of System Industries, Inc. from May 1985 to July 1993 and served as its Chairman of the Board from March 1992 to July 1993. He is also a director of ECCS, Inc. and Network Equipment Technologies, Inc.

JOSEPH J. FRANCESCONI

   Mr. Francesconi, age 55, has served as a director of the Company since May 1998. Since March 1994, Mr. Francesconi has served as director and the President and Chief Executive Officer of Network Equipment Technologies. From January 1977 until March 1994, Mr. Francesconi served in a number of management positions at Amdahl Corporation, a leading mainframe manufacturer, most recently as Executive Vice President. Prior to joining Amdahl Corporation, Mr. Francesconi spent 12 years with IBM Corporation, a leading computer products and services company.

DIRECTOR CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

ROBERT G. TERESI

   Mr. Teresi, age 57, has been with the Company since 1976 and has served as Chief Executive Officer and a director of the Company since May 1985 and as President since February 1996. Mr. Teresi also served as President of the Company from May 1985 through May 1994. He was elected Chairman of the Board in October 1991.

BOARD MEETINGS AND COMMITTEES

   During the fiscal year ended December 31, 1998, the Board held six meetings. The Board has a standing Compensation and Option Committee, a standing Audit Committee, and a standing Nominating Committee.

   The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the auditors' comments as to controls, adequacy of staff, and management performance and procedures in connection with audit and financial controls. From January through July 1998, the Audit Committee consisted of Messrs. Dutton and Frankenberg and from July 1998 through December 31, 1998, the Audit Committee consisted of Ms. Atkins and Mr. Frankenberg. The Audit Committee met once during the fiscal year ended December 31, 1998.

   The Compensation and Option Committee makes recommendations concerning salaries, incentive compensation, and stock option grants to officers under the Company's stock option plans, and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. From January through July 1998, the Compensation and Option Committee consisted of Messrs. Dutton and Frankenberg and from July 1998 through December 31, 1998, the Compensation and Option Committee consisted of Ms. Atkins and Messrs. Francesconi and Frankenberg. The Compensation and Option Committee met twice during the fiscal year ended December 31, 1998.

   The Nominating Committee interviews, evaluates, nominates, and recommends individuals for membership on the Company's Board of Directors and committees thereof. No procedure has been established for the consideration of nominees recommended by stockholders. From January through July 1998, the Nominating Committee consisted of Messrs. Dutton and Frankenberg and from July 1998 through December 31, 1998, the Nominating Committee consisted of Messrs. Dutton and Francesconi. The Nominating Committee met once during the fiscal year ended December 31, 1998.

   During the fiscal year ended December 31, 1998, each Board member attended 75 percent or more of the aggregate of the meetings of the Board and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively.

                                   PROPOSAL 2

                APPROVAL OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

DESCRIPTION OF THE PROPOSAL

   The Company's 1990 Employee Stock Purchase Plan (the "1990 Purchase Plan") expires February 15, 2000. As of December 31, 1998, the number of shares of the Company's Common Stock available for issuance under the 1990 Purchase Plan was 385,307. In order to ensure that the Company can continue to provide a meaningful incentive for all employees of the Company to exert maximum efforts for the success of the Company, on March 10, 1999 the Board approved the 2000 Employee Stock Purchase Plan (the "2000 Purchase Plan"), which will become effective upon the expiration of the 1990 Purchase Plan. The Company's stockholders are being asked to approve the 2000 Purchase Plan. The total number of shares authorized for issuance under the 2000 Purchase Plan is 200,000 shares.

   The affirmative vote of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the approval of Proposal 2. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.


DESCRIPTION OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN

        The essential features of the 2000 Purchase Plan are summarized below.

PURPOSE

        The purpose of the 2000 Purchase Plan is to provide a means by which employees of the Company (and any parent or subsidiary of the Company designated by the Board to participate in the 2000 Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's approximately 275 employees are eligible to participate in the 2000 Purchase Plan.

        The rights to purchase Common Stock granted under the 2000 Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

        The Board administers the 2000 Purchase Plan and has the final power to construe and interpret both the 2000 Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the 2000 Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of the Company will be eligible to participate in the 2000 Purchase Plan. The Board also may impose vesting restrictions, restrictions on transferability or other similar conditions on shares purchased under the Plan, as it determines to be appropriate.

        The Board has the power to delegate administration of the 2000 Purchase Plan to a committee composed of one or more members of the Board. As used herein with respect to the 2000 Purchase Plan, the "Board" refers to any committee the Board appoints, as well as to the Board itself.

OFFERINGS

The 2000 Purchase Plan is implemented by periodic offerings of rights to all eligible employees from time to time, as determined by the Board. The maximum period of time for an offering is 27 months. The Board, when establishing an offering, will determine the specific terms for such offering within the criteria permitted by the 2000 Purchase Plan, including the length of the offering and the date or dates on which purchases will occur during the offering.

        Under the 2000 Purchase Plan, the Board also may provide for, in addition to or in conjunction with an offering, additional benefits to be provided to participants outside the scope of Section 423 of the Code in the form of vested or unvested shares of Common Stock awarded outside of the 2000 Purchase Plan, cash or other property. The receipt of any such additional benefits, if provided, may be conditioned on continued employment, the holding of shares purchased under the 2000 Plan for a specified period or other events determined by the Board to be appropriate. Any such additional benefits will be fully taxable to participants under the Code and shall not be eligible for the favorable treatment available to rights granted under an employee stock purchase plan provided by Section 423 of the Code (see "Federal Income Tax Information" below).

ELIGIBILITY

        The Board has the discretion, from time to time and within the parameters specified in the Plan, to establish the eligibility requirements for employees to participate in any offering under the 2000 Purchase Plan, including whether employees of any of the Company's subsidiaries are eligible and the length of time (if any) an employee must have been employed by the Company or a participating subsidiary in order to become eligible. However, the period of employment for eligibility may not exceed two years. In addition, the Board may exclude employees who customarily work 20 or fewer hours per week or five or fewer months per year.

        No employee is eligible to participate in the 2000 Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue rights to purchase Common Stock under the 2000 Purchase Plan at an annual rate that would exceed $25,000 worth of shares of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company and its affiliates.

PARTICIPATION IN THE PLAN

        Eligible employees will enroll in the 2000 Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions from such employees' compensation during the offering. The Board for each offering shall define "compensation" that will be taken into account for such purpose (for example, as base salary only or as total compensation, including bonuses and commissions, etc.). The Board also shall designate the maximum amount of such compensation, not exceeding 15 percent thereof, that a participant may have withheld and contributed during the offering.

PURCHASE PRICE

        The purchase price per share at which shares of Common Stock are sold in an offering under the 2000 Purchase Plan will be established by the Board prior to the commencement of the offering, but such price shall in no event be less than the lower of (i) 85 percent of the fair market value of a share of Common Stock on the date the right to purchase such shares was granted (generally the first day of the offering) or (ii) 85 percent of the fair market value of a share of Common Stock on the applicable purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

        The purchase price of the shares is accumulated by payroll deductions over the course of an offering. A participant may increase, reduce, or terminate his or her payroll deductions during an offering to the extent provided by the Board in the terms of the offering. The Board also may provide the extent to which eligible employees, including employees who were not yet eligible at the start of the offering, may commence participating in an offering after the offering already has begun.

   All payroll deductions made for a participant will be credited to his or her account under the 2000 Purchase Plan and deposited with the general funds of the Company. A participant may not make additional payments into such account, unless specifically provided for in the offering terms and only if the maximum permitted amount has not already been withheld.

PURCHASE OF STOCK

        On each purchase date under the 2000 Purchase Plan, the balance of payroll deductions then held by the Company for the account of each participant will be applied to the purchase of shares of Common Stock for the participant. In connection with each offering under the 2000 Purchase Plan, the Board may specify (i) a maximum number of shares of Common Stock an employee may be granted the right to purchase on each purchase date or during an offering and
(ii) a maximum aggregate number of shares of Common Stock that may be purchased by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, then the Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued (see "Withdrawal" below), his or her right to purchase shares is exercised automatically on each purchase date at the applicable price.

WITHDRAWAL

        A participant may withdraw from a given offering under the 2000 Purchase Plan by terminating his or her payroll deductions and by delivering to the Company a notice of such withdrawal. The terms of an offering established by the Board may limit withdrawals to specified periods prior to a purchase date.

        Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest (unless otherwise specified in the offering terms), less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the 2000 Purchase Plan.

TERMINATION OF EMPLOYMENT

        Rights granted pursuant to any offering under the 2000 Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest (unless otherwise specified in the terms of the offering).

RESTRICTIONS ON TRANSFER

        Rights granted under the 2000 Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the 2000 Purchase Plan at any time.

        The Board may amend the 2000 Purchase Plan at any time. Any amendment of the 2000 Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the 2000 Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the 2000 Purchase Plan, or (iii) change the 2000 Purchase Plan in a manner that would require stockholder approval in order for the 2000 Purchase Plan to comply with
Section 423 of the Code, Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any Nasdaq or other applicable securities exchange listing requirements.

        Rights granted before amendment or termination of the 2000 Purchase Plan may not be impaired by any amendment or termination of the 2000 Purchase Plan without consent of the employee to whom such rights were granted, except as may be necessary to comply with any applicable law or Section 423 of the Code.

EFFECT OF CERTAIN CORPORATE EVENTS

   In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the 2000 Purchase Plan or substitute similar rights, or the purchase date under any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO 2000 PURCHASE PLAN

        Subject to this Proposal 2, an aggregate of 200,000 shares of Common Stock is reserved for issuance under the 2000 Purchase Plan. If rights granted under the 2000 Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again becomes available for issuance under the 2000 Purchase Plan.

FEDERAL INCOME TAX INFORMATION

        Rights granted under the 2000 Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant until the sale or disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is sold or otherwise disposed of at least two years after the granting of the right to purchase the stock (typically, the beginning of the offering period) and at least one year after the purchase date on which the stock is sold to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the time the right was granted over the purchase price (determined as of the time the right was granted) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

        If the stock is sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is recognized by the participant, and a capital loss is realized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the 2000 Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).


                                   PROPOSAL 3

                     APPROVAL OF THE 2000 STOCK OPTION PLAN

DESCRIPTION OF THE PROPOSAL

   The Company's 1981 Incentive Stock Option Plan and 1981 Supplemental Stock Option Plan (collectively, the "1981 Option Plans") expire January 31, 2000. The Company currently grants stock options to its employees (including executive officers) under the 1981 Option Plans. As of March 11, 1999, options to purchase a total of 1,394,310 shares were outstanding under the 1981 Option Plans and options to purchase 470,486 shares remained available for grant thereunder (plus any canceled or expired options that may be returned to the 1981 Option Plans). To ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation and Option Committee of the Board, on March 10, 1999 the Board approved the 2000 Stock Option Plan (the "2000 Option Plan"), which will become effective upon the expiration of the 1981 Stock Option Plans. The total number of shares authorized for issuance under the 2000 Option Plan is 400,000 shares.

   The affirmative vote of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for the approval of Proposal 3. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

DESCRIPTION OF THE 2000 OPTION PLAN

   The essential features of the 2000 Option Plan are outlined below:

GENERAL

   The 2000 Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the 2000 Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2000 Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" below for a discussion of the tax treatment of options.

PURPOSE

   The Board adopted the 2000 Option Plan to provide a means by which employees, directors and consultants of the Company and its affiliates may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates. All of the approximately 280 employees (including officers) and directors of, and consultants to, the Company and its affiliates are eligible to participate in the 2000 Option Plan.

ADMINISTRATION

   The Board will administer the 2000 Option Plan. Subject to the provisions of the 2000 Option Plan, the Board has the power to construe and interpret the 2000 Option Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of Common Stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

   The Board has the power to delegate administration of the 2000 Option Plan to a committee composed of one or more members of the Board. In the discretion of the Board, a committee may consist solely of two or more "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act or solely of two or more "outside directors" within the meaning of Section 162(m) of the Code. For this purpose, a "non-employee director" generally is a director who does not receive remuneration from the Company other than compensation for service as a director (except for amounts not in excess of specified limits applicable pursuant to Rule 16b-3 of the Exchange Act). An "outside director" generally is a director who is neither a current or former officer of the Company nor a current employee of the Company, does not receive any remuneration from the Company other than compensation for service as a director, and is not employed by or have certain ownership interests in an entity that receives remuneration from the Company (except within specified limits applicable under regulations issued pursuant to Section 162(m) of the Code). If administration is delegated to a committee, the committee has the power to delegate administrative powers to a subcommittee. As used herein with respect to the 2000 Option Plan, the "Board" refers to any committee the Board appoints or, if applicable, any such subcommittee, as well as to the Board itself. In accordance with the foregoing provisions, the Board has delegated administration of the 2000 Option Plan to the Compensation and Option Plan Committee.

ELIGIBILITY

   Incentive stock options may be granted under the 2000 Option Plan only to employees (including officers) of the Company and its affiliates. Employees (including officers) and directors of, and consultants to, the Company and its affiliates are eligible to receive nonstatutory stock options under the 2000 Option Plan.

   No incentive stock option may be granted under the 2000 Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10 percent of the total combined voting power of the Company or any affiliate of the Company, unless the exercise price is at least 110 percent of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the 2000 Option Plan and all other such plans of the Company and its affiliates) may not exceed $100,000.

   Under the 2000 Option Plan, no employee may be granted options exercisable for more than 300,000 shares of Common Stock during any calendar year (the "Section 162(m) Limitation").

STOCK SUBJECT TO THE 2000 OPTION PLAN

   Subject to this Proposal 3, an aggregate of 400,000 shares of Common Stock is reserved for issuance under the 2000 Option Plan. If options granted under the 2000 Option Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again becomes available for issuance under the 2000 Option Plan. If the Company reacquires unvested stock issued pursuant to an exercise of an option under the 2000 Option Plan, the reacquired stock will not again become available for reissuance under the 2000 Option Plan.

TERMS OF OPTIONS

   The following is a description of the permissible terms of options under the 2000 Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

   Exercise Price; Payment. The exercise price of incentive stock options may not be less than 100 percent of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110 percent of such fair market value. The exercise price of nonstatutory options may not be less than 85 percent of the fair market value of the stock on the date of grant. If options are granted with exercise prices below 100 percent of fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information" below. As of March 11, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $14.19 per share.

   The exercise price of options granted under the 2000 Option Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

   Option Exercise. Options granted under the 2000 Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Vesting typically will occur during the optionholder's continued service with the Company or an affiliate, whether such service is performed in the capacity of employee, director or consultant (collectively, "service") and regardless of any change in the capacity of such service. Shares covered by different options granted under the 2000 Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2000 Option Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the optionholder's service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of the Company or by a combination of these means.

   Term. The maximum term of options under the 2000 Option Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the 2000 Option Plan generally terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the optionholder dies before the optionholder's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 18 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

   The option term may be extended in the event that exercise of the option within these periods is prohibited.

RESTRICTIONS ON TRANSFER

   An employee who has been granted an incentive stock option may not transfer such incentive stock option other than by will or by the laws of descent and distribution. During the lifetime of the employee, only the employee may exercise an incentive stock option.

   The Board may grant nonstatutory stock options that are transferable in certain limited instances. Shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

   Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the 2000 Option Plan and outstanding options. In that event, the 2000 Option Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the 2000 Option Plan and the Section 162(m) Limitation, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

   The 2000 Option Plan provides that, in the event of sale of substantially all of the assets of the Company, specified types of merger or other corporate reorganization ("change in control"), then any surviving corporation will be required to either assume options outstanding under the 2000 Option Plan or substitute similar options for those outstanding under the 2000 Option Plan. If any surviving corporation declines to assume options outstanding under the 2000 Option Plan, or to substitute similar options, then, with respect to optionholders whose service has not terminated, the vesting and the time during which such options may be exercised will be accelerated. In such event, an outstanding option will terminate if the optionholder does not exercise it before a change in control. In addition, in the event of a securities acquisition representing 50 percent or more of the Company's combined voting power or a change in the Board composition representing 50 percent or more of the incumbent Board members (other than with the approval of the incumbent Board), then, with respect to optionholders whose service has not terminated, the vesting of outstanding options will be accelerated in full. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENTS AND TERMINATION

   The Board may suspend or terminate the 2000 Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2000 Option Plan will terminate on March 9, 2009.

   The Board also may amend the 2000 Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the 2000 Option Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 of the Exchange Act); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change the 2000 Option Plan in any other way if such change requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or to satisfy the requirements of Section 422 of the Code or any Nasdaq or other applicable securities exchange listing requirements. The Board may submit any other amendment to the 2000 Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

   The Board also may amend any of the terms of one or more outstanding options granted under the 2000 Option Plan provided, however, that the rights under any option shall not be impaired by any such amendment unless (i) the Company requests the consent of the optionholder and (ii) the optionholder consents in writing.

FEDERAL INCOME TAX INFORMATION

   Incentive Stock Options. Incentive stock options under the 2000 Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

   There generally are no federal income tax consequences to the optionholder or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may cause an optionholder to become subject to, or result in an increase in, liability for alternative minimum tax.

   If an optionholder holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the optionholder held the stock for more than one year.

   Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20 percent while the maximum ordinary income rate and short-term capital gains rate is effectively
39.6 percent.

   To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

   Nonstatutory Stock Options. Nonstatutory stock options granted under the 2000 Option Plan generally have the following federal income tax consequences:

   There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

   Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or subsequent vesting of the stock, where applicable). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

   Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that such compensation exceeds $1 million. It is possible that compensation attributable to stock options, when combined with other compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

   Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

                                   PROPOSAL 4

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected KPMG LLP ("KPMG") as the Company's independent auditors for the fiscal year ending December 31, 1999, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. KPMG has audited the Company's financial statements since 1976. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

   Stockholder ratification of the selection of KPMG as the Company's independent auditors is not required by the Company's Amended Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different auditing firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

   The affirmative vote of the holders of a majority of the shares of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of KPMG.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 2, 1999, by: (i) each director and nominee for director, (ii) each of the executive officers named in the Summary Compensation Table; (iii) all officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                BENEFICIAL OWNERSHIP(1)
                                         -------------------------------------
BENEFICIAL OWNER                         NUMBER OF SHARES(2)   PERCENT OF TOTAL
----------------                         -------------------   ----------------
Lord Abbett & Co........................     1,102,560               9.1%
  767 Fifth Avenue
  New York, NY  10153
State of Wisconsin Investment Board.....       966,000               8.0
  P.O. Box 7842
  Madison, WI  53707
Kalmar Investments......................       831,050               6.9
  3701 Kennett Pike
  Greenville, DE  19807
Robert G. Teresi........................       337,798               2.7
Betsy S. Atkins.........................            --               *
James K. Dutton.........................       104,444               *
Joseph J. Francesconi...................            --               *
Robert J. Frankenberg...................        20,000               *
Blanche M. Sutter.......................       139,332               1.1
Wayne E. Rosing.........................       145,000               1.2
Chad B. Kinzelberg......................        42,000               *
Lawrence F. Lunetta.....................        96,000               *
All executive officers and directors
  as a group (10 persons)...............       905,824               7.1%

----------

*   Less than 1 percent

(1) This table is based upon information supplied by executive officers, directors, and principal stockholders and Schedules 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 12,124,362 shares outstanding on February 2, 1999, adjusted as required by rules promulgated by the SEC.

(2) Includes shares which certain executive officers and directors of the Company have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: Robert G. Teresi, 226,022 shares; James K. Dutton, 74,444 shares; Robert J. Frankenberg, 20,000 shares; Blanche M. Sutter, 107,032 shares; Wayne E. Rosing, 72,500 shares; Chad B. Kinzelberg, 22,000 shares; Lawrence F. Lunetta, 84,127 shares; and all executive officers and directors as a group, 617,375 shares.

                             ADDITIONAL INFORMATION

MANAGEMENT

   Executive officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding current executive officers of the Company who are not directors of the Company.

             NAME               AGE                         POSITION
             ----               ---                         --------
Dan D. Borozan..............    62   Vice President, Operations
Lawrence F. Lunetta.........    47   Senior Vice President, Sales and Strategic Partners
Wayne E. Rosing.............    52   Vice President, Engineering and Chief Technical
                                     Officer
Blanche M. Sutter...........    52   Executive Vice President, Chief Financial Officer,
                                     and Secretary

   Mr. Borozan joined the Company in January 1991 as Vice President, Operations.

   Mr. Lunetta has been the Company's Senior Vice President, Sales and Strategic Partners, since September 1996. Previously, he had been the Company's Vice President and General Manager, Desktop Products, since February 1996; Vice President, Sales and Service, from April 1995 to February 1996; Vice President, Strategic Relations, from November 1994 to April 1995; Vice President, Worldwide Marketing, from 1993 to November 1994, and Director of International Markets, from 1992 to 1993.

   Mr. Rosing has been the Company's Vice President, Engineering, and Chief Technical Officer since August 1996. He was a director of the Company from June 1991 to August 1996. Mr. Rosing has been President of the Remote Telescope Company, Inc., a corporation that is developing automatic telescopes with Internet access, since September 1994. From 1988 to 1994, he was an officer of Sun Microsystems, Inc., a manufacturer of UNIX-based professional work stations and compatible software, or President or Vice President of one of its subsidiaries, divisions, or groups.

   Ms. Sutter has been the Company's Chief Financial Officer since April 1986. She became Executive Vice President in September 1996. Previously, she had been Senior Vice President, Finance, of the Company since April 1996, having been Vice President, Finance, since April 1986. In June 1989, Ms. Sutter was also appointed as the Company's Secretary.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.


                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

   Each non-employee director of the Company receives an annual retainer of $8,000 and a per meeting fee of $2,000 (plus $2,000 for each committee meeting attended by committee members, if held on days other than Board meeting dates), plus expenses. No compensation is paid for participation in telephone meetings. In the fiscal year ended December 31, 1998, the total compensation and expense reimbursement paid to the non-employee directors as a group was $67,603.

   Each non-employee director of the Company also receives stock option grants under the 1992 Non-Employee Directors' Stock Option Plan ("Directors' Plan"). Only non-employee directors of the Company are eligible to receive options under the Directors' Plan. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of the Company or of any affiliate of the Company. The term "affiliate" as used in the Directors' Plan means any parent or subsidiary corporation of the Company, as those terms are defined in the Code. Except for Mr. Teresi, all of the directors are eligible to participate in the Directors' Plan. The Directors' Plan provides for the nondiscretionary grant of nonstatutory stock options. Nonstatutory stock options granted under the Directors' Plan are intended not to qualify as incentive stock options within the meaning of Section 422 of the Code.

   Under the Directors' Plan, each person who is elected for the first time by the Board or stockholders of the Company to be a Non-Employee Director of the Company is automatically granted an option to purchase 30,000 shares of Common Stock (subject to adjustment as provided in the Directors' Plan) upon the date of such election. Thereafter, so long as any such person remains a Non-Employee Director of the Company and the Directors' Plan remains in effect, he or she shall, on each three-year anniversary of such initial grant, automatically be granted an option to purchase 30,000 shares of Common Stock (subject to adjustment as provided in the Directors' Plan).

Also, under the Directors' Plan, each Non-Employee Director of the Company who was also a Non-Employee Director on March 2, 1996, shall, on each three-year anniversary of such Non-Employee Director's most recent receipt of an option grant prior to March 2, 1996 under the Directors' Plan, automatically be granted an option to purchase 30,000 shares of Common Stock (subject to adjustment as provided in the Directors' Plan).

   During the fiscal year ended December 31, 1998, Ms. Atkins and Mr. Francesconi were each granted options to purchase 30,000 shares at an exercise prices of $14.00.

SUMMARY OF COMPENSATION

   The following table shows for the fiscal years ending December 31, 1998, 1997, and 1996, compensation earned by the Company's Chief Executive Officer and its other four most highly compensated executive officers at December 31, 1998 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                           ANNUAL COMPENSATION      SECURITIES
                                         -----------------------    UNDERLYING   ALL OTHER
                                                 SALARY    BONUS     OPTIONS    COMPENSATION
     NAME AND PRINCIPAL POSITION         YEAR    ($)(1)     ($)        (#)       ($)(2)
     ---------------------------         ----   -------   -------  -----------   -------
Mr. Robert G. Teresi................     1998   275,000   170,088     50,000       3,644
Chief Executive Officer and              1997   250,000    58,810     45,000       2,627
President                                1996   250,000   121,371     40,000      11,077

Ms. Blanche M. Sutter...............     1998   200,000   123,701     45,000       2,350
Executive Vice President,                1997   180,000    42,577     25,000       1,810
Chief Financial Officer, and             1996   173,754    85,217     65,000(3)    3,914
Secretary

Mr. Wayne E. Rosing(4)..............     1998   180,000   111,330     15,000       2,413
Vice President, Engineering, and         1997   180,000    40,237     10,000       1,722
Chief Technical Officer                  1996    37,500        --         --          --

Mr. Chad Kinzelberg.................     1998   174,319   102,053     50,000       1,065
Vice President, Marketing                1997   138,125    33,687     30,000       1,394
                                         1996   135,000    65,792      5,000         998

Mr. Lawrence F. Lunetta.............     1998   165,000   102,053     10,000       1,311
Senior Vice President, Sales             1997   150,000    35,285     10,000       1,640
and Strategic Partners                   1996   148,130    71,856     27,725       1,244

----------

(1) Includes amounts earned but deferred at the election of the executive officer.

(2) Includes the Company's matching payments under its 401(k) plan, length of service travel awards, and term-life insurance premiums paid by the Company for each officer.

(3) Includes the grant of options in consideration for the cancellation of options granted during fiscal year 1994.

(4) Employment commenced August 1996.

STOCK OPTION GRANTS AND EXERCISES

   The following table shows for the fiscal year ended December 31, 1998, certain information regarding options granted to the Named Executive Officers:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                      POTENTIAL
                                                                                                      REALIZABLE
                              INDIVIDUAL GRANTS                                                    VALUE AT ASSUMED
                        -------------------------------                                             ANNUAL RATES OF
                          NUMBER OF       % OF TOTAL                                                   STOCK PRICE
                         SECURITIES        OPTIONS                                                  APPRECIATION FOR
                         UNDERLYING       GRANTED TO      EXERCISE OR                                OPTION TERM(1)
                           OPTIONS       EMPLOYEES IN      BASE PRICE     EXPIRATION           --------------------------
NAME                    GRANTED(#)(2)  FISCAL YEAR(%)(3)     ($/SH)          DATE               5%($)             10%($)
----                    -------------  -----------------     ------       -----------          -------          ---------
Mr. Teresi                 50,000             11.1           13.875         7/22/08            436,296          1,105,659
Ms. Sutter                 45,000             10.1           13.875         7/22/08            392,666            995,093
Mr. Rosing                 15,000              3.4           13.875         7/22/08            130,889            331,698
Mr. Kinzelberg             50,000             11.1           13.875         7/22/08            436,296          1,105,659
Mr. Lunetta                10,000              2.2           13.875         7/22/08             87,259            221,132

----------

(1) The potential realizable value is based on the ten-year term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

(2) Options generally vest over a four-year period, 25 percent per year, with a ten-year term. The options will fully vest upon a change of control unless the acquiring company assumes the options or substitutes similar options.

(3) Based on 446,700 options granted in the fiscal year ended December 31, 1998.

               AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND
                        DECEMBER 31, 1998 OPTION VALUES


                                                                    NUMBER OF
                                                                   SECURITIES            VALUE OF
                                                                   UNDERLYING          UNEXERCISED
                                                                   UNEXERCISED         IN-THE-MONEY
                                                                   OPTIONS AT           OPTIONS AT
                                    SHARES                          12/31/98             12/31/98
                                   ACQUIRED        VALUE          EXERCISEABLE/       EXERCISEABLE/
NAME                             ON EXERCISE   REALIZED($)(1)   UNEXERCISEABLE (#)   UNEXERCISEABLE ($)
----                             -----------   --------------   ------------------   ------------------
                                     (#)
Mr. Teresi                           26,228       162,319       226,022 / 113,750   1,193,453 / 326,094
Ms. Sutter                           55,300       391,153       107,032 / 77,000      549,713 / 166,906
Mr. Rosing                            4,444        24,889        72,500 / 72,500      454,063 / 344,063
Mr. Kinzelberg                       94,000       418,188        22,000 / 0           107,016 / 0
Mr. Lunetta                          10,000        51,653        74,127 / 48,000      412,719 / 202,937


----------

(1) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price and does not necessarily indicate that the optionee sold such stock.

(2) Fair market value of the Company's Common Stock at December 31, 1998 ($14.00) minus the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

   In February 1991, the Board adopted the Company's Executive Officers' Change-of-Control Severance Plan for its executive officers designated by the Compensation and Option Committee (the "Severance Plan"). The Severance Plan was amended and restated to add clarifying administrative provisions on August 27, 1997. Additional amendments were adopted on February 9, 1998, and the Severance Plan was further amended and restated on March 31, 1998. The Severance Plan provides that, in the event, within 36 months of a change of control (as defined below), the participant is involuntarily terminated, other than for death, disability, or cause, or the participant voluntarily terminates his or her employment for good reason (as defined below), the terminated participant will be entitled to (i) a lump sum severance payment equal to two times annual compensation if termination occurs within one year of a change of control, or two times annual compensation if termination occurs beyond the one-year anniversary of a change of control, less 1/24 of such amount for each full month that has passed since such one-year anniversary of the change of control and the termination date, (ii) continuation of health insurance benefits for up to 18 months at Company expense, and (iii) acceleration of vesting of stock options ranging from 25 percent to 100 percent of unvested stock options, depending upon length of service with the Company.

   Effective March 31, 1998, the Severance Plan, as amended, provides for a potential reduction in the benefits otherwise payable to a participant to the extent a payment would result in an "excess parachute payment" under Section 280(g) of the Code, but only if such a reduction would result in the maximization of the participant's change of control benefits from the Company after taking into account the effects of the Code's 20 percent excise tax on excess parachute payments. If a participant receives excess parachute payments and no reduction in benefits is made, the participant will be subject to liability for the 20 percent excise tax, and the Company will not be entitled to claim a tax deduction for excess parachute payments that otherwise would be deductible. Effective January 1, 1999, the Severance Plan, as amended, provides that if payments due to a participant would not be deductible by the Company because of the $1 million annual deduction limit of Section 162(m) of the Code, the Company may defer payment to one or more calendar years in which such payments would be deductible.

   A "change of control" includes (i) acquisition by a person or group of 50 percent or more of the voting power of the Company, (ii) individuals who constitute the incumbent board cease to constitute a majority of the Board of Directors, (iii) consummation of certain business combinations following which the Company's stockholders immediately prior to the transaction do not own more than 50 percent of the voting power of the surviving company, and (iv) any other event the incumbent board determines constitutes a change of control. For purposes of the Severance Plan, the incumbent board is defined to include not only the present directors but subsequently elected directors, so long as their election or nomination for election by the Company's stockholders was approved by a majority of the then incumbent board (other than an approval in connection with an actual or threatened election contest).

   "Good reason" includes (i) reduction of compensation, (ii) failure to provide a substantially similar welfare benefit package, (iii) change in the participant's responsibilities, authority, titles, or offices, resulting in diminution of position, (iv) a material reduction in duties, (v) a request that the participant relocate to a work site that is more than 35 miles from his or her prior work site, (vi) failure or refusal of the successor company to assume the Severance Plan, or (vii) material breach of material provisions of the Severance Plan.

   The Severance Plan will continue until terminated by the Board. Effective February 9, 1999, the Board may terminate or amend the Severance Plan at any time, provided, however, that the Severance Plan may not be terminated or amended in a manner adversely affecting any participant, without the written consent of such affected participant, unless one year's prior notice of the effectiveness of such termination or amendment is provided to such participant.

   In February 1991, the Company also adopted a severance policy for executive officers designated by the Compensation and Option Committee in the event of involuntary termination (the "Standard Policy"). The Standard Policy was amended on February 9, 1998 and was further amended and restated on March 31, 1998. The Standard Policy provides that, in the event that the participant is involuntarily terminated other than for death, disability, or cause, the terminated participant will be entitled to (i) a lump sum severance payment equal to one half of each participant's current annual compensation and (ii) continuation of health insurance benefits for up to six months at Company expense. Effective January 1, 1999, the Standard Policy, as amended, provides that if payments due to a participant would not be deductible by the Company because of the $1 million annual deduction limit of Section 162(m) of the Code, the Company may defer payment to one or more calendar years in which such payments would be deductible.

   The Standard Policy will continue until terminated by the Board. Effective February 9, 1999, the Board may terminate or amend the Standard Policy at any time, provided, however, that the Standard Policy may not be terminated or amended in a manner adversely affecting any participant, without the written consent of such affected participant, unless one year's prior notice of the effectiveness of such termination or amendment is provided to such participant.

   In December 1994, the Company entered into an Executive Compensation and Benefits Continuation Agreement with Mr. Teresi, the Company's Chairman, Chief Executive Officer, and President, which remains in effect during the duration of Mr. Teresi's employment by the Company. In the event of (i) the involuntary termination of Mr. Teresi without cause, as defined in the agreement, or due to the death or disability of Mr. Teresi; (ii) the voluntary termination of Mr. Teresi for good cause, as defined in the agreement; or (iii) the part-time employment of Mr. Teresi at the Company as a non-officer in certain circumstances after voluntary termination of employment, then the agreement provides that Mr. Teresi will be paid salary continuation benefits equal to three years of his base salary, to be paid in equal monthly installments over a period of five years. The Company also will continue Mr. Teresi's health insurance benefits, including any medical, vision care, or dental insurance coverage then in effect, for a period of up to five years, and will continue medical benefits for Mr. Teresi's spouse and daughter for up to five years. In addition, any outstanding unvested stock options held by Mr. Teresi at the termination date of his employment will be subject to continued or accelerated vesting, subject to certain criteria as set forth in the agreement. All the benefits payable by the Company under the agreement cease immediately upon the happening of certain events specified in the agreement, including in the event that Mr. Teresi becomes employed by or provides consulting services to an entity which is engaged in a business in which the Company is also engaged.

COMPENSATION AND OPTION COMMITTEE REPORT(1)

   Until July 1998, the Compensation and Option Committee of the Board of Directors (the "Committee") consisted of James K. Dutton and Robert J. Frankenberg. Since July 1998, the Committee has consisted of Ms. Atkins and Messrs. Francesconi and Frankenberg, none of whom are currently officers or employees of the Company. The Committee is responsible for setting and administering the Company's policies governing employee compensation and administering the Company's employee benefit plans, including its 1981 Option Plans, the Caere Savings and Retirement 401(k) Plan and the 2000 Option Plan.

General

   The Company's executive compensation programs are designed to attract and retain executives capable of leading the Company to meet its business objectives and thereby enhance long-term stockholder value. Annual compensation for the Company's executive officers consists of three elements: a cash salary, a cash incentive bonus, and stock option grants.

   The Committee evaluates the performance of management and determines compensation policies, plans, and programs which seek to enhance the performance of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's senior management with those of its stockholders.

Executive Officer Compensation

   In December of 1997, the Committee established 1998 base salaries for executive officers. These salary levels were comparable to the mid-range of competitive companies of comparable size in similar industries. Those companies include some, but not all, of the companies included in the Hambrecht & Quist Technology Stock Index used in the performance measurement comparison graph.

   The Company's cash bonus plan is tied to financial performance versus plan and the profitability of the Company. The total size of the bonus pool is calculated using a formula based upon the Company's operating earnings as a percentage of net revenues. Performance is measured and bonuses are determined at the end of each quarter independently, in order to encourage meeting plan objectives on a quarterly basis. The salary and bonus plans are structured in a highly leveraged manner, that is, potential bonus as a percentage of total compensation, to provide a strong incentive for achieving short-term annual performance objectives. Bonus amounts are allocated among the executive officers based upon the individual's base salary as a percentage of the entire group's base salaries. The maximum bonus allowable for an executive in any period is 100 percent of that person's base salary for the period. Based on the terms of the cash bonus plan established at the beginning of the year, cash bonuses ranging from 59 percent to 62 percent of base compensation were awarded to executive officers for 1998.

--------------
(1) The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

   In determining base salaries for 1998, the Committee considered management's accomplishments during the prior year, including (i) increasing the Company's software unit volume shipments by over 47 percent and expanding both the retail and direct distribution channels; (ii) maintaining profitability while managing a change in the Company's fundamental business model for desktop products to a "bundle and upgrade" strategy, with higher volume but significantly lower average selling prices; and (iii) expanding the Company's scanner manufacturer partnerships.

   The Company uses its stock option program as a long-term incentive to further align the interests of stockholders and management by creating common incentives related to the possession by management of a substantial economic interest in the long-term appreciation of the Company's Common Stock. Options have been granted to existing members of management based on a plan of achieving certain levels of predetermined ownership participation. Options are granted at the then fair market value of the Company's Common Stock, are subject to four-year vesting, and have a term of either five or ten years.

   On July 22, 1998, the Compensation and Option Committee awarded stock option grants under the Company's 1981 Option Plans to all executive officers of the Company. The size of individual option grants generally is intended to reflect the officer's position with the Company and his or her contributions to the Company. In awarding options, the committee also considered management's accomplishments during the first half of 1998, including, (i) increasing the Company's software unit sales volume over 200 percent and significantly expanding the installed base of customers; (ii) expanding the strategic relationships with key top scanner manufacturers for the bundling of the Company's limited featured software products; (iii) expanding the Company's ability to provide electronic forms solutions by introducing OmniForm 3.0; and
(iv) increasing operating income over 344 percent during the first half of 1998 compared to the first half of 1997. Additionally, the Committee evaluated the specific accomplishments in light of the Company's long-term objectives of maintaining its position as the technology and market-leading provider of OCR products and of driving OCR into mainstream markets. The Committee additionally looked at the challenges for 1998 and the need to motivate and retain its executive officers in a manner consistent with the Company's compensation philosophy. The Compensation and Option Committee also considered the number of options held by executive officers when awarding stock options grants in 1998 under the 1981 Option Plans.

   The Company believes that this combination of short- and long-term incentives in the form of salary and bonus plus stock option grants will focus the Company's officers on the optimum balance of achieving short-term annual objectives while building long-term stockholder value and will achieve the Company's goals of properly motivating and retaining officers.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

   Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above the $1 million limitation may be deducted if it is "performance-based compensation" within the meaning of the Code.

   Because only one of the directors of the Company satisfied the requirements to qualify as an "outside director" for purposes of Section 162(m) of the Code, grants of options between September 20, 1997 and July 22, 1998, did not constitute "performance-based compensation." The Compensation and Option Committee has determined that stock options granted under the 1981 Option Plans on or after July 22, 1998 with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant should be treated as "performance-based compensation."

   The Compensation and Option Committee intends to continue to evaluate the effects of Code Section 162(m) and to comply with the requirements of that statute in the future to the extent consistent with the best interests of the Company.

Chief Executive Compensation

   In accordance with the compensation policies described above, the Chief Executive Officer received a base salary of $275,000 in 1998. Consistent with the Company's philosophy of rewarding and motivating its executive officers, the Chief Executive Officer received a cash bonus of $170,088 for 1998 performance, which met certain of management's revenue and profitability goals, compared to a cash bonus of $58,810 for 1997. The Compensation Committee awarded a stock option grant of 50,000 shares of Common Stock to Mr. Teresi in 1998 under the Company's 1981 Option Plans, taking into consideration the established criteria previously described.

                                     By the Compensation and Option Committee

                                     Betsy S. Atkins
                                     Joseph J. Francesconi
                                     Robert J. Frankenberg

PERFORMANCE MEASUREMENT COMPARISON(1)

   The following chart shows the value of an investment of $100 on December 31, 1993, in cash of (i) the Company's Common Stock, (ii) the H&Q Technology Stock Index, and (iii) the Nasdaq Stock Market Index.


                        FIVE YEAR TOTAL RETURN CHART(1)

                                                  CUMULATIVE TOTAL RETURN
                                  -------------------------------------------------------
                                  12/93     12/94     12/95     12/96    12/97      12/98
CAERE CORPORATION                  100       188        74       119       90        145
NASDAQ STOCK MARKET (U.S.)         100        98       138       170      208        294
HAMBRECHT & QUIST TECHNOLOGY       100       120       180       223      262        407

--------------
(1) The material in this report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

                              CERTAIN TRANSACTIONS

   The Company has entered into indemnification agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines, and settlements he or she may be required to pay in actions or proceedings in which he or she is or may be made a party by reason of his or her position as a director, officer, or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Amended Bylaws.

                                  OTHER MATTERS

   The Board does not know of any other matters which may come before the Annual Meeting. If any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

                             STOCKHOLDER PROPOSALS

   Proposals of stockholders that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company no later than December 8, 1999, in order to be included in the proxy statement and proxy relating to, and in order to be presented at, the 2000 Annual Meeting. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is not later than the close of business on February 5, 2000, nor earlier than the close of business on January 6, 2000. Stockholders are also advised to review the Company's Amended Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

   The Board hopes that stockholders will attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, sign, and return the enclosed proxy in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Annual Meeting, and your cooperation will be appreciated. Stockholders who attend the Annual Meeting may vote their shares personally even though they have sent in their proxies.

                                       By Order of the Board of Directors



                                       BLANCHE M. SUTTER, Secretary

Los Gatos, California
April 7, 1999

                                  DETACH HERE
--------------------------------------------------------------------------------

                                     PROXY

                               CAERE CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 1999

     The undersigned hereby appoints Robert G. Teresi and Blanche M. Sutter, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Caere Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Toll House Hotel, 140 South Santa Cruz Avenue, Los Gatos, California, on Tuesday, May 11, 1999, at 9:00 a.m., local time and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------

CAERE CORPORATION
c/o EquiServe
P.O. Box 8040
Boston, MA 02266-8040


                                  DETACH HERE
--------------------------------------------------------------------------------

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE

               MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR
           DIRECTOR NAMED BELOW AND A VOTE FOR PROPOSALS 2, 3, AND 4.

1. To elect two directors of the Company to serve for the ensuing three years until the Company's 2002 Annual Meeting of Stockholders and until their successors are elected and qualified.

    NOMINEES: Robert J. Frankenberg and Betsy S. Atkins.

               FOR                           WITHHELD
               ALL                           FROM ALL
             NOMINEES  [ ]                   NOMINEES  [ ]

    [ ]
       ---------------------------------------------------
             For all nominees except as noted above

                                                         FOR   AGAINST   ABSTAIN
2.  To approve the 2000 Employee Stock Purchase Plan.    [ ]     [ ]       [ ]

3.  To approve the 2000 Stock Option Plan.               [ ]     [ ]       [ ]

4.  To ratify the selection of KPMG LLP as the
    Company's independent auditors for the fiscal
    year ending December 31, 1999.                       [ ]     [ ]       [ ]


                                    MARK HERE FOR ADDRESS
                                    CHANGE AND NOTE AT LEFT [ ]

                                    Please vote, date, and promptly return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.

                                    Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.


Signature:                                                  Date:
          ------------------------------------------------       ---------------

Signature:                                                  Date:
          ------------------------------------------------       ---------------

                                                                      APPENDIX A



                                CAERE CORPORATION

                             2000 STOCK OPTION PLAN

                             ADOPTED MARCH 10, 1999
                  APPROVED BY STOCKHOLDERS _______________, 199
                         TERMINATION DATE: MARCH 9, 2009

1.      PURPOSES.

        (a) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the Employees, Directors and Consultants of the Company and its Affiliates.

        (b) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which eligible recipients of Options may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following
Options: (i) Incentive Stock Options, and (ii) Nonstatutory Stock Options.

        (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Options, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "CODE" means the Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c).

        (e) "COMMON STOCK" means the common stock of the Company.

        (f) "COMPANY" means Caere Corporation, a Delaware corporation.

        (g) "CONSULTANT" means any person, including an advisor, (1) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (2) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (h) "CONTINUOUS SERVICE" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (i) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j) "DIRECTOR" means a member of the Board of Directors of the Company.

        (k) "DISABILITY" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (n) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

            (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

            (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (p) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either
(i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s) "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

        (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (v) "OUTSIDE DIRECTOR" means a Director of the Company who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w) "PLAN" means this Caere Corporation 2000 Stock Option Plan.

        (x) "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (y) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (z) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.      ADMINISTRATION.

        (a) ADMINISTRATION BY BOARD. The Board will administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) POWERS OF BOARD. The board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; what type or combination of types of Option shall be granted; the provisions of each Option granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to an Option; and the number of shares with respect to which an Option shall be granted to each such person.

            (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (iii) To amend the Plan or an Option as provided in Section 11.

            (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c) DELEGATION TO COMMITTEE.

            (i) GENERAL. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            (ii) COMMITTEE COMPOSITION WHEN COMMON STOCK IS PUBLICLY TRADED. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors, the authority to grant

Options to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Options to eligible persons who are not then subject to
Section 16 of the Exchange Act.

4.      SHARES SUBJECT TO THE PLAN.

        (a) SHARE RESERVE. Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate four hundred thousand (400,000) shares of Common Stock.

        (b) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan. If any Common Stock acquired pursuant to the exercise of an Option shall for any reason be repurchased by the Company under an unvested share repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall not revert to and again become available for issuance under the Plan.

        (c) SOURCE OF SHARES. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      ELIGIBILITY.

        (a) ELIGIBILITY FOR SPECIFIC OPTIONS. Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted to Employees, Directors and Consultants.

        (b) TEN PERCENT STOCKHOLDERS. No Ten Percent Stockholder shall be eligible for the grant of an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than three hundred thousand (300,000) shares of the Common Stock during any calendar year.

6.      OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) TERM. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b) EXERCISE PRICE OF AN INCENTIVE STOCK OPTION. Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) EXERCISE PRICE OF A NONSTATUTORY STOCK OPTION. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (d) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by delivery to the Company of other Common Stock, according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock) with the Optionholder or in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (e) TRANSFERABILITY OF AN INCENTIVE STOCK OPTION. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(e), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (f) TRANSFERABILITY OF A NONSTATUTORY STOCK OPTION. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing provisions of this subsection 6(f), the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (g) VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments which may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (h) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (i) EXTENSION OF TERMINATION DATE. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (j) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (k) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

        (l) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

        (m) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.

        Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.      COVENANTS OF THE COMPANY.

        (a) AVAILABILITY OF SHARES. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.      USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.      MISCELLANEOUS.

        (a) ACCELERATION OF EXERCISABILITY AND VESTING. The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

        (b) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (c) NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder or other holder of Options any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Option was granted or shall affect the right of the Company or an Affiliate to terminate
(i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (d) INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year

(under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (e) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if
(iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (f) WITHHOLDING OBLIGATIONS. To the extent provided by the terms of an Option Agreement, the Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b) CHANGE IN CONTROL--DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then such Options shall be terminated if not exercised (if applicable) prior to such event.

        (c) CHANGE IN CONTROL--ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (1) a sale of substantially all of the assets of the Company, (2) a merger or consolidation in which the Company is not the surviving corporation or (3) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 10(c) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting shall be accelerated in full, and the Options shall terminate if not exercised at or prior to such event. With respect to any other Options outstanding under the Plan, such Options shall terminate if not exercised prior to such event.

        (d) CHANGE IN CONTROL--SECURITIES ACQUISITION. In the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then with respect to Options held by Optionholders whose Continuous Service has not terminated, the vesting of such Options shall be accelerated in full.

        (e) CHANGE IN CONTROL--CHANGE IN INCUMBENT BOARD. In the event that the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, then with respect to Options held by persons whose Continuous Service has not terminated, the vesting of such Options shall be accelerated in full. If the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board.

11.     AMENDMENT OF THE PLAN AND OPTIONS.

        (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c) CONTEMPLATED AMENDMENTS. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (e) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth
(10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) NO IMPAIRMENT OF RIGHTS. Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the Optionholder.

13.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                                                                      APPENDIX B



                                CAERE CORPORATION
                        2000 EMPLOYEE STOCK PURCHASE PLAN

                  ADOPTED BY BOARD OF DIRECTORS MARCH 10, 1999
                 APPROVED BY STOCKHOLDERS _______________ , 1999


1.      PURPOSE.

        (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

        (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c) The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an Employee Stock Purchase Plan.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "CODE" means the United States Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subparagraph 3(c) of the Plan.

        (e) "COMPANY" means Caere Corporation, a Delaware corporation.

        (f) "DIRECTOR" means a member of the Board.

        (g) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering.

        (h) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment" by the Company or the Affiliate.

        (i) "EMPLOYEE STOCK PURCHASE PLAN" means a plan that grants rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

        (j) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        (k) "FAIR MARKET VALUE" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

        (l) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (m) "OFFERING" means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

        (n) "OFFERING DATE" means a date selected by the Board for an Offering to commence.

        (o) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (p) "PARTICIPANT" means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan.

        (q) "PLAN" means this Caere Corporation 2000 Employee Stock Purchase
Plan.

        (r) "PURCHASE DATE" means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and as of which purchases of Shares shall be carried out in accordance with such Offering.

        (s) "RIGHT" means an option to purchase Shares granted pursuant to the Plan.

        (t) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

        (u) "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

        (v) "SHARE" means a share of the common stock of the Company.

3.      ADMINISTRATION.

        (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subparagraph 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

            (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

            (iii) To impose vesting restrictions, restrictions on transferability or other similar conditions on Shares purchased under the Plan, including without limitation a repurchase option in favor of the Company, pursuant to which a Participant's right to realize the value of all or a portion of any appreciation in Shares purchased is conditioned on continued employment with the Company or an Affiliate, the holding of such Shares for a specified period or other events the Board determines to be appropriate.

            (iv) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (v) To amend the Plan as provided in paragraph 14.

            (vi) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

        (c) The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of one (1) or more Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate two hundred thousand (200,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

        (b) The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5.      GRANT OF RIGHTS; OFFERING.

        (a) The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of
Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 6 through 9, inclusive.

        (b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

        (c) In addition to or in conjunction with Rights granted under the Plan as provided herein, the Board may provide, in the terms of an Offering or otherwise, for additional benefits to be provided to Participants, in the form of additional vested or unvested Shares awarded outside of the Plan, cash or other property, the receipt of which may be conditioned on continued employment with the Company or an Affiliate, the holding of Shares purchased under the Plan for a specified period or other events the Board determines to be appropriate; provided, however, that (i) no such additional benefits shall be provided in any manner that would cause Rights under the Plan to fail to qualify as options granted under an Employee Stock Purchase Plan, and (ii) any such additional benefits are not intended to qualify in any way for the treatment provided in
Section 423 of the Code and shall be fully taxable to Participants at such time and in such manner as applies under the Code without regard to such Section 423.

6.      ELIGIBILITY.

        (a) Rights may be granted only to Employees of the Company or, as the Board may designate as provided in subparagraph 3(b), to Employees of an Affiliate. Except as provided in subparagraph 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Company or an Affiliate is more than twenty (20) hours per week and more than five (5) months per calendar year.

        (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

            (i) the date on which such Right is granted shall be the "Offering Date" of such Right for all purposes, including determination of the exercise price of such Right;

            (ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

            (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

        (c) No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

        (d) An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time.

        (e) The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.      RIGHTS; PURCHASE PRICE.

        (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

            (i) with a percentage, as designated by the Board, but not exceeding fifteen percent (15%), of such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

            (ii) with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

        (b) The Board shall establish one or more Purchase Dates during an Offering as of which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

        (c) In connection with each Offering made under the Plan, the Board may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

            (i) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

            (ii) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

8.      PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Employee's Earnings during the Offering (as defined in each Offering). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

        (b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest (unless otherwise specified in the Offering), and such Participant's interest in that Offering shall be automatically terminated. A Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee's employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest (unless otherwise specified in the Offering).

        (d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.      EXERCISE.

        (a) On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.

        (b) The amount, if any, of accumulated payroll deductions remaining in each Participant's account after the purchase of Shares which is less than the amount required to purchase one share on the final Purchase Date of an Offering shall be held in each such Participant's account for the purchase of Shares under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in subparagraph 8(b), or is not eligible to participate in such Offering, as provided in paragraph 5, in which case such amount shall be distributed to the Participant after said final Purchase Date, without interest (unless otherwise specified in the Offering). The amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering without interest (unless otherwise specified in the Offering).

        (c) No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest (unless otherwise specified in the Offering).

10.     COVENANTS OF THE COMPANY.

        (a) During the terms of the Rights granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Rights are available.

        (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

11.     USE OF PROCEEDS FROM SHARES.

        Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

12.     RIGHTS AS A STOCKHOLDER.

        A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant's Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

13.     ADJUSTMENTS UPON CHANGES IN SECURITIES.

        (a) If any change is made in the Shares subject to the Plan, or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subparagraph 4(a), and the outstanding Rights will be appropriately adjusted in the class(es), number of Shares and purchase limits of such outstanding Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

        (b) In the event of: (i) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation; or (iii) a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iv) any other capital reorganization (including related sales of Shares by Stockholders of the Company) in which more than fifty (50%) of the shares of the Company entitled to vote are exchanged (or sold), then, as determined by the Board in its sole discretion: (1) any surviving or acquiring corporation shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to Stockholders in the transaction described in this subparagraph 13(b)) for those outstanding under the Plan, or (2) in the event any surviving or acquiring corporation refuses to assume such Rights or to substitute similar rights for those outstanding under the Plan, then, as determined by the Board in its sole discretion such Rights may continue in full force and effect or the Participants' accumulated payroll deductions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the transaction described above under the ongoing Offering and the Participants' Rights under the ongoing Offering thereafter terminated.

14.     AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 13 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Affiliate, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code, Rule 16b-3 under the Exchange Act and any Nasdaq or other securities exchange listing requirements. Currently under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will increase the amount of Shares reserved for issuance pursuant to Rights under the Plan or make certain modifications to the provisions as to eligibility for participation in the Plan.

        (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

        (c) Rights and obligations under any Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.     DESIGNATION OF BENEFICIARY.

        (a) A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

        (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

16.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan's reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such Rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

17.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, which date may be prior to the effective date set by the Board.